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                                                                EXHIBIT 10.38



         AMENDMENT NO. 7, DATED AS OF DECEMBER 29, 2001 TO DISTRIBUTION
             AGREEMENT DATED AS OF SEPTEMBER 15, 1993 BETWEEN HOST MARRIOTT CORPORATION AND MARRIOTT INTERNATIONAL, INC.

         Host Marriott Corporation, a Maryland corporation and the successor by merger to Host Marriott Corporation, a Delaware corporation f/k/a Marriott Corporation ("Host Marriott"), Marriott International, Inc., a Delaware corporation ("MII"), and HMS Host Corporation, a Delaware corporation f/k/a Host Marriott Services Corporation, desire to adopt this Amendment No. 7 (this "Amendment") to the Distribution Agreement between Host Marriott and MII dated as of September 15, 1993 (the "Original Agreement," and as amended by that certain Amendment No. 1 to the Original Agreement dated as of December 29, 1995, that certain Amendment No. 2 to the Original Agreement dated as of June 21, 1997, that certain Amendment No. 3 to the Original Agreement dated as of March 3, 1998, that certain Amendment No. 4 to the Original Agreement dated as of December 28, 1998, that certain Amendment No. 5 to the Original Agreement dated as of December 18, 1998 and that certain Amendment No. 6 to the Original Agreement dated as of January 10, 2001, the "Distribution Agreement").

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Section 6.07 of the Distribution Agreement shall be deleted in its entirety and replaced by the following:

            "Section 6.07.  [INTENTIONALLY OMITTED]"

         2. Except as specifically amended hereby, the Distribution Agreement continues in full force and effect without modification and is hereby ratified and confirmed in all respects.

         3. This Amendment may be executed in any number of counterparts, which, when taken together, shall constitute a single binding instrument.

                    [signatures appear on the following page]


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         IN WITNESS WHEREOF, the parties hereunto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                    MARRIOTT INTERNATIONAL, INC.


                                    By:     /s/ Stephen P. Joyce
                                            ---------------------------
                                    Name:   Stephen P. Joyce
                                            ---------------------------
                                    Title:  Vice President
                                            ---------------------------


                                    HOST MARRIOTT CORPORATION

                                    By:     /s/ W. Edward Walter
                                            ---------------------------
                                    Name:   W. Edward Walter
                                            ------------------
                                    Title:  Executive Vice President
                                            ---------------------------


                                    HMS HOST CORPORATION

                                    By:     /s/ Joe Martin
                                            ---------------------------
                                    Name:   Joe Martin
                                            ---------------------------
                                    Title:  Executive Vice President
                                            ---------------------------





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